                                                                   EXHIBIT 10.24

TRIGG HANSA
                              BORGENSFORBINDELSE
                              for lokal                              Bilaga nr 4

--------------------------------------------------------------------------------------------------------------------------
Tillnor                Hyreskontrakt nr  i fastigheten  upprettat den
                       01009 0001 024  Guldfisken 31
---------------------------------------------------------------------------------------------------------------------------
Hyresvard              Trygg-Hansa Livforsakrings AB (Pub1)
---------------------------------------------------------------------------------------------------------------------------
Hyresgast              Spray Network AB
---------------------------------------------------------------------------------------------------------------------------
Borgen                 For hyresgastens fullgorande av skyldigheterna
                       saval enligt ovan namnda hyresavtal som enligt hyreslagen (12 kap jordabalken)
                       avensom
                       att ersatta varden for
                       - inkassokostnader
                       - av domstol utdomda rattegangskostnader
                       - styrkta kostnader for hyresgastens avhysning och
                       - ranta a samtliga ovan angivna obetalda belopp
                       samt att ersatta varden for
                       kostnader uppkomna i anledning av mal som handlagts vid kronofogdemyndighet enligt lag (1990:746)
                       om betalningsforelaggande och handrackning
                       gar undertecknade i borgen en for bada och bada for en sasom for egen skuld.  Denna forbindelse galler aven vid forlangning av hyresavtalet.
                       Borgensforbindelsen for varge borgensman ar maximelt 1.100.000:-kronor
---------------------------------------------------------------------------------------------------------------------------
Underskrift            Ort/datum                                         Ort/datum
                       Stockholm 980429                                  Stockholm 980429
---------------------------------------------------------------------------------------------------------------------------
                       Namnteckning                                      Namnteckning
                       /s/                                               /s/ Johan Ihrfelt
---------------------------------------------------------------------------------------------------------------------------
                       Namnfortydligande                                 Namnfortydligande
                       Johan Ihrfeldt                                    Jonas Svensson
---------------------------------------------------------------------------------------------------------------------------
                       Persnr/org nr                                     Persnr/org nr
                       67 08 19 - 5075                                   68 01 13 - 3312
---------------------------------------------------------------------------------------------------------------------------
                       Adress                                            Adress
                       Fredhallsgatan 9, 2 tr                            Sibyllegatan 41, 3 tr
                       112 54 Stockholm                                  114 42 Stockholm
---------------------------------------------------------------------------------------------------------------------------
Upplysningar           Borgen ar ett atagande av en eller flera personer att ansvara for att annan  i detta fall hyresgast
                       --  fullgor sina forpliktelser.
                       Den som gar i borgen kallas borgensman.
                       Att borgen ingas som for egen skuld innebar att hyresvarden kan krava betalning direkt av borgensmannen sa snart hyresgasten forsummar sin betalningsskyldighet.
                       Om tva borgensman svarar en for bada och bada for en for exempelvis en hyresfordran svarar de solidariskt, dvs envar av dem kan av varden kravas att betala hela skulden.
                       Den borgensman som tvingas betala hela beloppet kan aterkrava sin andel av den andre borgensmannen.  Nar borgen tecknas for en hyresgast bor envar borgensman erhalla kopia av borgensforbindelsen jamte kopia av hyresavtalet.  Hyresvarden och hyresgasten fogar sina ex av borgensforbindelsen som bilaga till hyresavtalet.
                       Skulle hyresgasten inte uppfylla sina ataganden, exempelvis inte betala hyran, bor varden underratta borgensmannen sa snart som mojligt sa att denne har mojlighet att vidta atgarder innan skulden blivit alltfor stor.
                       Denna borgensforbindelse forfaller i sin helhet nar bankgaranti enligt Tillagg nr 1 till detta hyreskontrakt overlamnats till hyresvarden.
-------------------------------------------------------------------------------------------------------------------------

TRYGG HANSA

                              PERSONAL GUARANTEE
                                 FOR PREMISES
                                 Appendix no.4

--------------------------------------------------------------------------------
            Lease contract no.            In the property            Drawn up on
            01009 0001 024                Guldfiskan 31
--------------------------------------------------------------------------------
Lessor      Trygg-Hansa Livsforsakrings AB (Publ)
--------------------------------------------------------------------------------
Lessee      Spray Network AB
--------------------------------------------------------------------------------
Guarantee   For the lessee's fulfillment of the obligations both according to the above-mentioned lease agreement and according to the Rent
            Restriction Act (Chap. 12 of the Real Property Code) and to
            compensate the lessor for
            - collection costs
            - legal costs awarded by a court
            - confirmed costs for the lessee's eviction
            - interest for all the unpaid amounts specified above
            and to compensate the lessor for
            - costs arising in connection with cases processed by the Crown
            Bailiffs according to an Act (1990:746) on orders to pay and assistance
            the undersigned guarantee one for both and both for one as for his own debt. This undertaking also applies for an extension of the lease agreement.
            The guarantee for each guarantor is a maximum of SEK 1,100,000.00
--------------------------------------------------------------------------------
Signature   Place/date                            Place/date
            Stockholm, 29/4/98                    Stockholm, 29/4/98
--------------------------------------------------------------------------------
            Signature                             Signature
            [Signature]                           [Signature]
--------------------------------------------------------------------------------
            Name in print                         Name in print
            Johan Ihrfeldt                        Jonas Svensson
--------------------------------------------------------------------------------
            Civil reg./org. no.                   Civil reg./org. no.
            67 08 19 -5075                        68 01 13 -3312
--------------------------------------------------------------------------------
            Address                               Address

            Fredhallsgatan 9, 2nd floor           Sibyllegatan 41, 3rd floor

            112 54 Stockholm                      114 42 Stockholm
--------------------------------------------------------------------------------
Information The guarantee is an undertaking by one or more persons to be liable for another person's - in this case a lessee - fulfillment of their obligations.
            The person setting the guarantee is called a guarantor.
            The fact that the security is set as for his own debt means that the lessor can demand payment directly from the guarantor as soon as the lessee neglects his payment obligation.
            If two guarantors are liable one for both and both for one, for example they are jointly and severally liable for a rent, i.e each of them can be required by the lessor to pay the whole debt.
            The guarantor who is compelled to pay the full sum can reclaim his share from the other guarantor.
            When a guarantee is signed for a lessee, each guarantor should receive a copy of the personal guarantee as an appendix to the lease agreement.
            Should the lessee not fulfill his obligations, for example no pay the rent, the lessor should inform the guarantor as soon as possible so that he has an opportunity to adopt measures before the debt becomes too large. This personal guarantee lapses in its entirety when a bank guarantee according to Supplement no.1 to this lease contract is submitted to the lessor.
--------------------------------------------------------------------------------